                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        07/31

Date of reporting period:       07/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Development Fund

Annual Report to Shareholders

July 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2005

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Development Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Consequently, the Fund's performance prior to that date would probably have been different if the current investment strategy had been in place. Since adopting its current objective, the cumulative return is -24.76%.

Average Annual Total Returns as of 7/31/05
Scudder Development Fund	1-Year	3-Year	5-Year	10-Year
Class S	25.77%	15.93%	-9.46%	1.54%
Class AARP	25.46%	15.83%	-9.49%	1.53%
Russell 3000 Growth Index	13.81%	11.70%	-8.20%	7.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 7/31/05	$ 21.68	$ 21.72
7/31/04	$ 17.28	$ 17.27

Class S Lipper Rankings — Multi-Cap Growth Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	36	of	418	9
3-Year	147	of	364	41
5-Year	178	of	249	72
10-Year	76	of	76	99

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Development Fund — Class S [] Russell 3000 Growth Index+

Yearly periods ended July 31
Comparative Results as of 7/31/05
Scudder Development Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,577	$15,581	$6,085	$11,649
	Average annual total return	25.77%	15.93%	-9.46%	1.54%
Class AARP	Growth of $10,000	$12,546	$15,541	$6,074	$11,642
	Average annual total return	25.46%	15.83%	-9.49%	1.53%
Russell 3000 Growth Index+	Growth of $10,000	$11,381	$13,937	$6,519	$20,023
	Average annual total return	13.81%	11.70%	-8.20%	7.19%

The growth of $10,000 is cumulative.

+ The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005
Actual Fund Return	Class AARP	Class S
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,122.20	$ 1,123.60
Expenses Paid per $1,000*	$ 7.52	$ 6.00
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,017.70	$ 1,019.14
Expenses Paid per $1,000*	$ 7.15	$ 5.71

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder Development Fund	1.43%	1.14%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Development Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Development Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp.

Over 14 years of investment industry experience.

BA, William Patterson University; MS, American University, Kogod School of Business.

Joined the fund in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2004.

Previously served as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

Over 21 years of investment industry experience.

BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder Development Fund's market environment, performance and strategy during the fund's most recent fiscal year ended July 31, 2005.

Q:  How did the US stock market perform during the 12-month period?

A:  For the 12 months ended July 31, mid-cap stocks outperformed both small-cap and large-cap stocks.1 Across all market capitalization segments, value stocks outperformed growth stocks.2 Over the period, investors focused on quality companies and also displayed a preference for larger stocks. Market influences during the period included higher interest rates and oil prices, inflationary pressures and a general lack of appetite for small-cap stocks. These market factors were favorable for mid-cap stocks. The US economy still seems to be expanding at a rate slightly above long-term trends. In addition, the labor market continued to strengthen slowly, consumer demand remained firm and business investment seemed robust.

1 Market capitalization (market cap) is the market value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid- and small-capitalization stocks. Large-cap stocks tend to be the most liquid.

2 A value stock is a stock whose price does not seem to fully reflect its intrinsic value, as indicated by price-to-earnings ratio, price-to-book-value ratio, dividend yield or some other valuation measure, relative to the company's industry or the market overall. Value stocks tend to display less price volatility and may pay higher dividend yields.

A growth stock is a stock that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

Q:  How did the fund perform during its most recent fiscal year?

A:  For the 12-month period ended July 31, 2005, Class S shares of the fund produced a total return of 25.77%, outperforming both the Russell 3000 Growth Index return of 13.81% and the Lipper Multi-Cap Growth Funds average return of 19.14%.3,4 (Past performance is no guarantee of future results. Please see pages 3 through 4 for more complete performance information.)

3 The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

4 The Lipper Multi-Cap Growth Funds average represents funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds normally have an above-average price-to-earnings ratio, price-to-book-value ratio and 3-year earnings growth figure, compared with the US diversified multi-cap equity funds universe average. It is not possible to invest directly into a Lipper Category.

5 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q:  What specific factors helped and hurt performance?

A:  Sector allocation had a net positive effect on the fund's return during the 12-month period. The fund benefited from an overweight in energy stocks and underweights in consumer staples and industrials, while overweights in financials and health care and an underweight in information technology detracted from returns.5 Stock selection had a net positive effect on returns and accounted for most of the fund's outperformance of the benchmark. Holdings in health care, financials and consumer discretionary stocks outpaced their counterparts in the benchmark, while the fund's selections in materials and consumer staples lagged similar holdings within the benchmark.

We believe the fund's overweight as well as positive stock selection in health care providers and services and in oil, gas and consumable fuels boosted returns. Top individual performers during the period included Peabody Energy Corp., possibly the world's largest private-sector coal company; Legg Mason, Inc., a financial firm providing asset management, investment banking and securities brokerage services; and Chico's FAS, Inc., a retailer specializing in private-label, casual to dressy clothing and accessories. An additional one-time event that benefited the portfolio was Microsoft Corp.'s declaration of a $3.00 per share special dividend, which was paid out in December 2004. (As of July 31, 2005, the position in Microsoft Corp. was sold.)

Industry detractors over the period included our overweight in computers and peripherals and our underweight and unfavorable stock selection within communications equipment. Individual companies that detracted from performance included Avid Technology Inc., a digital media production software and hardware company; Pfizer Inc., a global prescription drug and health care products firm; and Thor Industries Inc., a producer and distributor of recreational vehicles and small and midsize buses. Avid Technology declined on negative news regarding a rival company that it is in the process of acquiring. Pfizer discontinued the development of two drugs due to disappointing studies. Thor Industries was hurt by rising oil prices and higher interest rates, which acutely affected the RV business during the first half of 2005. (As of July 31, 2005, these companies' stocks were no longer held in the portfolio.)

Q:  How is the fund positioned?

A:  As of the close of the period, the fund maintained an overweight versus the benchmark in the health care, consumer discretionary, energy and financials sectors, while maintaining underweights in consumer staples, industrials, information technology, materials, telecommunication services and utilities.

Q:  How do you view the economy and markets at present?

A:  A backdrop of solid growth, moderate inflation and modest increases in interest rates appears to be generally supportive of stocks. However, profit growth is likely to slow. We believe the best environment for equity markets in the current cycle likely occurred in 2003, during which economic activity first began to strengthen and profit margins widened as productivity accelerated, while labor costs remained flat due to weak job growth. Profit margins are now wide by historical standards. We believe over the next few years, competitive pressures will likely cause margins to flatten and eventually narrow as labor costs catch up to the productivity increases of recent years. Narrower profit margins could make equity securities look less attractive to investors compared with earlier in the market cycle.

Given that small-cap stocks have outperformed large caps for the past six calendar years, many market forecasters doubt that small caps can continue to outperform. Mid-cap stocks have continued to benefit from the perception that they are more attractively valued and possess more favorable growth rates. Within the small- and mid-cap areas, growth stocks still appear more attractive than value stocks. If interest rates continue to rise, we believe growth stocks should outperform value stocks given that interest-rate-sensitive stocks (many more of which are value oriented) typically lag in that environment.

We believe that for the remainder of 2005, we will continue to see a stock picker's equity market in which investors reward quality growth companies with strong fundamentals. We continue to adhere to our time-tested, fundamental, valuation-sensitive investment process and are optimistic that it will continue to work well in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	7/31/05	7/31/04

Common Stocks	96%	93%
Cash Equivalents	4%	7%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/05	7/31/04

Health Care	31%	26%
Information Technology	25%	30%
Consumer Discretionary	18%	16%
Financials	10%	10%
Energy	8%	5%
Industrials	5%	1%
Consumer Staples	3%	4%
Materials	—	6%
Telecommunication Services	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2005 (25.1% of Net Assets)
1. Peabody Energy Corp. Provider of coal	3.3%
2. Chico's FAS, Inc. Seller of women's clothing and accessories	3.1%
3. Polo Ralph Lauren Corp. Designer and marketer of apparel, accessories and fragrances	3.0%
4. Quicksilver, Inc. Explorer and producer of oil and gas	2.5%
5. Legg Mason, Inc. Provider of various financial services	2.3%
6. E*TRADE Financial Corp. Provider of financial services	2.3%
7. Johnson & Johnson Provider of health care products	2.2%
8. Ultra Petroleum Corp. Producer and explorer of natural gas	2.2%
9. Genzyme Corp. Operator of diversified, integrated human health care company	2.1%
10. Activision, Inc. Publisher and developer of interactive entertainment software	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2005

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 17.6%
Hotels Restaurants & Leisure 5.2%
Harrah's Entertainment, Inc.	31,100	2,448,814
Station Casinos, Inc. (c)	64,100	4,708,145
The Cheesecake Factory, Inc.* (c)	130,250	4,657,740
		11,814,699
Specialty Retail 6.9%
Aeropostale, Inc.*	148,900	4,444,665
Chico's FAS, Inc.*	178,500	7,159,635
Urban Outfitters, Inc.* (c)	68,200	4,140,422
		15,744,722
Textiles, Apparel & Luxury Goods 5.5%
Polo Ralph Lauren Corp. "A"	140,300	6,908,372
Quicksilver, Inc.* (c)	345,300	5,797,587
		12,705,959
Consumer Staples 2.8%
Beverages 1.3%
Constellation Brands, Inc. "A"*	103,400	2,833,160
Food Products 0.1%
Diamond Foods, Inc.* (c)	13,300	294,595
Household Products 1.4%
Jarden Corp.* (c)	84,300	3,233,748
Energy 8.2%
Energy Equipment & Services 2.5%
BJ Services Co.	45,100	2,750,649
Rowan Companies, Inc. (c)	84,700	2,893,352
		5,644,001
Oil, Gas & Consumable Fuels 5.7%
Alon USA Energy, Inc.*	31,500	559,125
Peabody Energy Corp.	113,400	7,454,916
Ultra Petroleum Corp.* (c)	135,000	5,119,200
		13,133,241
Financials 9.5%
Capital Markets 6.6%
E*TRADE Financial Corp.*	335,200	5,198,952
Legg Mason, Inc.	51,250	5,235,187
Lehman Brothers Holdings, Inc.	23,800	2,502,094
The Goldman Sachs Group, Inc.	20,200	2,171,096
		15,107,329
Diversified Financial Services 2.9%
Affiliated Managers Group, Inc.* (c)	62,600	4,463,380
Citigroup, Inc.	51,500	2,240,250
		6,703,630
Health Care 30.2%
Biotechnology 5.8%
Amgen, Inc.*	56,700	4,521,825
Charles River Laboratories International, Inc.*	76,500	3,725,550
Genzyme Corp.*	65,900	4,903,619
		13,150,994
Health Care Equipment & Supplies 4.6%
C.R. Bard, Inc.	64,300	4,294,597
Fisher Scientific International, Inc.* (c)	44,600	2,990,430
Zimmer Holdings, Inc.*	39,500	3,253,220
		10,538,247
Health Care Providers & Services 15.5%
Aetna, Inc.	60,800	4,705,920
AMERIGROUP Corp.*	137,400	4,760,910
Community Health Systems, Inc.*	120,900	4,667,949
Coventry Health Care, Inc.*	58,400	4,130,632
DaVita, Inc.*	95,200	4,497,248
Omnicare, Inc.	105,100	4,845,110
Triad Hospitals, Inc.*	82,700	4,107,709
UnitedHealth Group, Inc.	71,800	3,755,140
		35,470,618
Pharmaceuticals 4.3%
Celgene Corp.* (c)	95,900	4,588,815
Johnson & Johnson	80,300	5,135,988
		9,724,803
Industrials 4.5%
Electrical Equipment 2.1%
Roper Industries, Inc.	62,400	4,789,200
Machinery 2.4%
Caterpillar, Inc.	55,600	2,997,396
Joy Global, Inc.	59,000	2,423,130
		5,420,526
Information Technology 24.1%
Communications Equipment 3.7%
Andrew Corp.*	175,400	1,927,646
Comverse Technologies, Inc.*	175,100	4,428,279
Nokia Oyj (ADR)	125,800	2,006,510
		8,362,435
Computers & Peripherals 4.1%
Dell, Inc.*	119,300	4,828,071
NCR Corp.*	131,000	4,547,010
		9,375,081
Internet Software & Services 3.0%
Google, Inc. "A"*	12,500	3,597,000
VeriSign, Inc.*	123,300	3,244,023
		6,841,023
Semiconductors & Semiconductor Equipment 6.0%
Broadcom Corp. "A"*	85,200	3,644,004
International Rectifier Corp.*	66,600	3,133,529
Linear Technology Corp.	113,700	4,418,382
Marvell Technology Group Ltd.*	57,200	2,499,069
		13,694,984
Software 7.3%
Activision, Inc.*	240,800	4,897,872
Business Objects SA (ADR)* (c)	138,400	4,568,584
Cognos, Inc.*	83,000	3,246,960
Salesforce.com, Inc.* (c)	170,200	4,008,210
		16,721,626
Total Common Stocks (Cost $166,295,727)		221,304,621

Securities Lending Collateral 14.1%
Scudder Daily Assets Fund Institutional, 3.34% (d) (e) (Cost $32,129,710)	32,129,710	32,129,710

Cash Equivalents 4.1%
Scudder Cash Management QP Trust, 3.34% (b) (Cost $9,459,825)	9,459,825	9,459,825
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $207,885,262) (a)	115.1	262,894,156
Other Assets and Liabilities, Net	(15.1)	(34,570,140)
Net Assets	100.0	228,324,016

* Non-income producing security.

(a) The cost for federal income tax purposes was $207,885,262. At July 31, 2005, net unrealized appreciation for all securities based on tax cost was $55,008,894. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $55,931,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $922,603.

(b) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2005 amounted to $31,787,758, which is 13.9% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2005
Assets
Investments: Investments in securities, at value (cost $166,295,727) — including $31,787,758 of securities loaned	$ 221,304,621
Investment in Scudder Cash Management QP Trust (cost $9,459,825)	9,459,825
Investment in Scudder Daily Assets Fund Institutional (cost $32,129,710)*	32,129,710
Total investments in securities, at value (cost $207,885,262)	262,894,156
Dividends receivable	49,969
Interest receivable	25,669
Receivable for Fund shares sold	37,784
Receivable for investments sold	3,383,663
Other receivables	88,623
Other assets	19,633
Total assets	266,499,497
Liabilities
Payable for investments purchased	5,371,002
Payable for Fund shares redeemed	337,385
Payable upon return of securities loaned	32,129,710
Accrued management fee	160,265
Other accrued expenses and payables	177,119
Total liabilities	38,175,481
Net assets, at value	$ 228,324,016
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	55,008,894
Other receivables	(1,410,293)
Accumulated net realized gain (loss)	(173,779,826)
Paid-in capital	348,505,241
Net assets, at value	$ 228,324,016

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2005 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price(a) per share ($2,197,205 ÷ 101,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.68
Class S Net Asset Value, offering and redemption price(a) per share ($226,126,811 ÷ 10,409,736 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.72

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,889)	$ 1,808,074
Interest — Scudder Cash Management QP Trust	192,423
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	38,650
Total Income	2,039,147
Expenses: Management fee	1,843,080
Services to shareholders	614,503
Custodian and accounting fees	64,508
Auditing	56,418
Legal	12,062
Trustees' fees and expenses	10,017
Reports to shareholders	26,927
Registration fees	10,795
Other	21,376
Total expenses, before expense reductions	2,659,686
Expense reductions	(4,074)
Total expenses, after expense reductions	2,655,612
Net investment income (loss)	(616,465)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	14,660,009
Net unrealized appreciation (depreciation) during the period on: Investments	36,177,751
Other receivables	23,313
36,201,064
Net gain (loss) on investment transactions	50,861,073
Net increase (decrease) in net assets resulting from operations	$ 50,244,608

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2005	2004
Operations: Net investment income (loss)	$ (616,465)	$ (2,430,223)
Net realized gain (loss) on investment transactions	14,660,009	23,404,134
Net unrealized appreciation (depreciation) during the period on investment transactions	36,201,064	(12,181,969)
Net increase (decrease) in net assets resulting from operations	50,244,608	8,791,942
Fund share transactions: Proceeds from shares sold	11,086,884	42,371,807
Cost of shares redeemed	(50,678,536)	(73,188,055)
Redemption fees	450	—
Net increase (decrease) in net assets from Fund share transactions	(39,591,202)	(30,816,248)
Increase (decrease) in net assets	10,653,406	(22,024,306)
Net assets at beginning of period	217,670,610	239,694,916
Net assets at end of period	$ 228,324,016	$ 217,670,610

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended July 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.28	$ 16.81	$ 13.95	$ 23.35	$ 47.06
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.18)	(.12)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	4.49	.65	2.98	(7.98)	(17.74)
Total from investment operations	4.40	.47	2.86	(8.12)	(17.86)
Less distributions from: Net realized gains on investment transactions	—	—	—	(1.28)	(5.85)
Total distributions	—	—	—	(1.28)	(5.85)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 21.68	$ 17.28	$ 16.81	$ 13.95	$ 23.35
Total Return (%)	25.46	2.80	20.50	(36.52)	(41.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1.7		1
Ratio of expenses (%)	1.42	1.34	1.30	1.30	1.27*
Ratio of net investment income (loss) (%)	(.48)	(.99)	(.84)	(.75)	(.43)*
Portfolio turnover rate (%)	97	80	111	44	61

[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.27	$ 16.80	$ 13.94	$ 23.35	$ 44.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.18)	(.12)	(.14)	(.17)
Net realized and unrealized gain (loss) on investment transactions	4.50	.65	2.98	(7.99)	(15.55)
Total from investment operations	4.45	.47	2.86	(8.13)	(15.72)
Less distributions from: Net realized gains on investment transactions	—	—	—	(1.28)	(5.85)
Total distributions	—	—	—	(1.28)	(5.85)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 21.72	$ 17.27	$ 16.80	$ 13.94	$ 23.35
Total Return (%)	25.77	2.80	20.52	(36.57)	(38.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	226	216	239	220	445
Ratio of expenses (%)	1.22	1.32	1.30	1.30	1.29
Ratio of net investment income (loss) (%)	(.28)	(.97)	(.84)	(.75)	(.48)
Portfolio turnover rate (%)	97	80	111	44	61
[a] Based on average shares outstanding during the period. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charge. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders. Differences in class-level expense may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2005 the Fund had a net tax basis capital loss carryforward of approximately $173,780,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($17,020,000), July 31, 2011 ($59,973,000) and July 31, 2012 ($96,787,000), the respective expiration dates, whichever occurs first. During the year ended July 31, 2005, the Fund utilized $13,993,000 of capital loss carryforwards.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (173,780,000)
Unrealized appreciation (depreciation) on investments	$ 55,008,894

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

At July 31, 2005, other receivables of $88,623 (0.04% of net assets) with a cost of $1,498,916 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended July 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $203,137,204 and $235,020,482, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.48% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. SSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2005, the amount charged to the Fund by SSC for Class S and AARP aggregated $531,805 and $8,664, of which $81,129 and $1,372, respectively, was unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company ("SSB") to provide certain administrative, fund accounting and record-keeping services to the Fund. SFAC compensates SSB from the accounting service fee it receives from the Fund. For the year ended July 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $52,193, of which $4,763 was unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,720, of which $4,440 is unpaid at July 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse the Fund $3,623, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2005, the custodian fees were reduced by $451 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	31,998	$ 635,549	107,757	$ 1,995,788
Class S	553,625	10,451,335	2,210,716	40,376,019
		$ 11,086,884		$ 42,371,807
Shares redeemed
Class AARP	(39,397)	$ (751,719)	(65,037)	$ (1,185,347)
Class S	(2,636,590)	(49,926,817)	(3,915,943)	(72,002,708)
		$ (50,678,536)		$ (73,188,055)
Redemption fees		$ 450		$ —
Net increase (decrease)
Class AARP	(7,399)	$ (116,166)	42,720	$ 810,441
Class S	(2,082,965)	(39,475,036)	(1,705,227)	(31,626,689)
		$ (39,591,202)		$ (30,816,248)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Event

On September 19, 2005, the Fund merged into Scudder Mid Cap Growth Fund and ceased operations. As a result of the merger, the Fund's capital loss carryforwards assumed by Scudder Mid Cap Growth Fund as of September 19, 2005 may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Development Fund (the "Fund") at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note H, the Fund merged into Scudder Mid Cap Growth Fund on September 19, 2005 and ceased operations.

September 20, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Development Fund ("Development Fund") was held on September 2, 2005. The following matter was voted upon by the shareholders of said fund (the resulting votes are presented below):

1. To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Development Fund to Scudder Mid Cap Growth Fund ("Mid Cap Growth Fund"), in exchange for shares of Mid Cap Growth Fund and the assumption by Mid Cap Growth Fund of all liabilities of Development Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Development Fund in complete liquidation of Development Fund.

Affirmative	Against	Abstain
5,430,099	341,372	151,410
Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SDVLX	SCDVX
Fund Number	167	067
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2005, Scudder Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER DEVELOPMENT FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related      Other Fees          All Other
 Ended        Billed         Fees Billed         Billed          Fees Billed
July 31      to Fund          to Fund            to Fund            to Fund
--------------------------------------------------------------------------------
2005         $57,500            $225              $7,200              $0
--------------------------------------------------------------------------------
2004         $56,500            $185              $6,900              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
July 31            Providers             Providers           Providers
--------------------------------------------------------------------------------
2005               $264,200              $136,355                 $0
--------------------------------------------------------------------------------
2004               $767,051                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
July 31       (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005       $7,200                 $0               $89,635             $96,835
--------------------------------------------------------------------------------
2004       $6,900                 $0             $1,584,295          $1,591,195
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Development Fund, a series of
                                    Scudder Securities Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Development Fund, a series of
                                    Scudder Securities Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 27, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               September 27, 2005